UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 12, 2014
(Date of Earliest Event Reported)

MAXIM INTEGRATED PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	1-34192	94-2896096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 RIO ROBLES
SAN JOSE, CALIFORNIA	95134
(Address of Principal Executive Offices)	(Zip Code)

(408) 601-1000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2014 Annual Meeting of Stockholders of Maxim Integrated Products, Inc., a Delaware corporation (“Maxim” or the “Company”), was held on November 12, 2014. At the meeting, the stockholders of the Company (a) elected each of the seven director nominees proposed by the Board of Directors of the Company; (b) approved and ratified Proposal Nos. 2, 3, 4, 6, and 7 submitted for a stockholder vote at the meeting and described below; and (c) voted against Proposal No. 5, described below, which required the approval of a majority of the outstanding shares of the Company.

With respect to each such matter, set forth below are, to the extent applicable, the number of votes cast for or against, the number of votes withheld, the number of abstentions and the number of broker non-votes:

Proposal No. 1 - Election of Directors

Director Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
B. Kipling Hagopian	240,600,608	3,759,519	19,090,515
Tunç Doluca	241,897,346	2,462,781	19,090,515
James R. Bergman	214,285,547	30,074,580	19,090,515
Joseph R. Bronson	241,966,265	2,393,862	19,090,515
Robert E. Grady	237,789,640	6,570,487	19,090,515
William D. Watkins	242,222,033	2,138,094	19,090,515
Frank Wazzan	241,372,018	2,988,109	19,090,515

Proposal No. 2 - Ratification of the appointment of Deloitte & Touche LLP as Maxim’s Independent Registered Public Accounting Firm for the fiscal year ending June 27, 2015.

Votes For	Votes Against	Abstain	Broker Non-Votes
259,635,643	3,573,377	241,622	n/a

Proposal No. 3 - Ratification and approval of an amendment to Maxim’s 2008 Employment Stock Purchase Plan to increase the number of shares of Maxim common stock reserved for issuance thereunder by 2,000,000 shares.

Votes For	Votes Against	Abstain	Broker Non-Votes
241,675,365	1,890,180	794,582	19,090,515

Proposal No. 4 - Ratification and approval of an amendment to Maxim’s 1996 Stock Incentive Plan to (x) increase the number of shares available for issuance thereunder by 5,000,000 shares, and (y) extend its term by ten years.

Votes For	Votes Against	Abstain	Broker Non-Votes
183,035,663	61,063,783	260,681	19,090,515

Proposal No. 5 - Ratification and approval of an amendment to Maxim’s restated certificate of incorporation to eliminate the ability of stockholders to cumulate their votes in the election of directors

Votes For	Votes Against	Abstain	Broker Non-Votes
141,142,731	102,991,394	226,002	19,090,515

Proposal No. 6 - Non-binding advisory vote on the compensation of Maxim’s Named Executive Officers for fiscal year 2015.

Votes For	Votes Against	Abstain	Broker Non-Votes
202,326,994	41,625,039	408,094	19,090,515

Proposal No. 7 - Approval and adoption of Maxim’s Executive Bonus Plan, a bonus plan for executive officers of the Company compliant with Section 162(m) of the Internal Revenue Code.

Votes For	Votes Against	Abstain	Broker Non-Votes
240,656,883	3,321,122	382,122	19,090,515

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAXIM INTEGRATED PRODUCTS, INC.

By:	/s/ Bruce E. Kiddoo
Bruce E. Kiddoo
Senior Vice President and Chief Financial Officer

Date: November 14, 2014